EXECUTION

SERVICING AGREEMENT

Bayview Financial

Mortgage Pass-Through Certificates, Series 2004-A

THIS SERVICING AGREEMENT, dated as of March 1, 2004  (the “Agreement”), is between WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) and M&T MORTGAGE CORPORATION (“M&T”) and acknowledged by WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”).

W I T N E S S E T H:

WHEREAS, M&T has agreed to service certain mortgage loans (such mortgage loans are listed on Schedule I hereto, as such schedule may be amended from time to time for the addition of mortgage loans, and are referred to herein as the “Mortgage Loans”) in accordance with the terms of that certain servicing agreement dated as of November 23, 1999 (which is attached hereto as Exhibit B, the “Basic Servicing Agreement”), between Bayview Financial Trading Group, L.P. and Homeside Lending, Inc., as modified by the terms of this Agreement and Bayview desires that M&T service the Mortgage Loans pursuant to the Basic Servicing Agreement, as modified by the terms of this Agreement;

WHEREAS, Bayview conveyed the Mortgage Loans to Bayview Financial Securities Company, LLC (the “Depositor”), which in turn conveyed the Mortgage Loans to the Trustee pursuant to that certain pooling and servicing agreement dated as of March 1, 2004  (the “Pooling and Servicing Agreement”) among the Depositor, the Master Servicer and the Trustee;

WHEREAS, the Master Servicer and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of M&T under this Agreement;

NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Servicing.  From and after the date of this Agreement, M&T agrees, (a) with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Basic Servicing Agreement, as though it were the Servicer, as such term is used therein, except as otherwise provided herein and on Exhibit A hereto, and (b) that the provisions of the Basic Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

2.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the obligation of the Servicer to service the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Certificateholders and the Trustee pursuant to the Pooling and Servicing Agreement, shall have the same rights as the “Owner” (as defined in the Basic Servicing Agreement) to enforce the obligations of the Servicer under the Basic Servicing Agreement.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement.

3.

Tax Compliance.  Consistent with the terms of the Basic Servicing Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor, provided that such waiver, modification postponement or indulgence is not material and, provided, further, that no such action will (A) change the Mortgage Interest Rate on any Mortgage Loan, (B) defer or forgive the payment of principal or interest of any Mortgage Loan, (C) reduce or increase the outstanding principal balance of the Mortgage Loan (except for actual payments of principal) or (D) change the final maturity date of any Mortgage Loan, unless the Servicer has determined, after consultation with its counsel, that such modification would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a Real Estate Mortgage Investment Conduit (a “REMIC”), as defined in the Code.  Notwithstanding the foregoing, if any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the Basic Servicing Agreement, also may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders.

Anything to the contrary in the Basic Servicing Agreement notwithstanding, the Servicer shall sell any REO Property in any event within three years after title has been taken to such REO Property.  The Servicer shall use its best efforts to dispose of the REO Property as soon as possible.  The Servicer shall not directly operate any REO Property, but shall employ an independent contractor to operate REO Property in accordance with the Code.  Further, the Servicer shall not rent any REO Property (or allow any REO Property to be rented) or otherwise used for the production of income in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC holding such REO Property to the imposition of any federal, state or local income taxes on the income earned from such REO Property under Section 860G of the Code or otherwise.

4.

Address for Notices.  M&T’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

M&T Mortgage Corporation

One Fountain Plaza

Buffalo, New York 14203

Attn:  Michael Todaro

Re:  Bayview Financial 2004-A Trust

Facsimile:  (716) 848-3635

With a copy to:

John W. Fahnestock, Jr., Esq.

M&T Mortgage Corporation

One M&T Plaza – 12th Floor

Buffalo, New York 14240

Re:  Bayview Financial 2004-A Trust

Facsimile:  (716) 842-5376

5.

Reports and Certifications.  Any reports or other information that the Servicer is required to deliver pursuant to the Basic Servicing Agreement, shall instead be delivered to the Master Servicer, at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Master Servicing Department, Bayview 2004-A

Telecopier:  (410) 715-2380

Notwithstanding anything to the contrary set forth in the Basic Servicing Agreement, the Servicer (at its expense) shall deliver to the Depositor and the Master Servicer on or before March 15 of each year, beginning in 2005, a Uniform Single Attestation Program audit report from its independent auditor that is a member of the American Institute of Certified Public Accountants, containing a statement to the effect that based on an examination conducted by such firm in compliance with the Uniform Single Attestation Program for Mortgage Bankers (“USAP”), the assertion of management of the Servicer that it has complied with the minimum servicing standards identified in the USAP is fairly stated in all material respects, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, together with an officer’s certificate signed by a responsible officer of the Servicer substantially in the form of Exhibit D hereto (a “Servicer’s Compliance Certificate”).

6.

Remittances to the Master Servicer.  All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank, N.A.

San Francisco, California

ABA#:  121-000-248

SAS Clearing Account #3970771416

FFC To:  Bayview 2004-A

A/C # 18158100

7.

Acknowledgement.  M&T acknowledges that it is subject to the provisions of Section 4.06 (to the extent applicable to Seller) and Section 4.34 of the Pooling and Servicing Agreement.

8.

Capitalized Terms.  Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Basic Servicing Agreement, and if not defined therein, in the Pooling and Servicing Agreement.

9.

Place of Delivery and Governing Law.  This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by each party thereto and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

[Reserved]

11.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

12.

Effectiveness.  This Agreement shall become effective as of the date first written above.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Trustee

By: /s/ Gregory Yanok

       Name:  Gregory Yanok

       Title:     Vice President

M&T MORTGAGE CORPORATION

By: /s/ Mark J. Mendel

       Name:  Mark J. Mendel

       Title:    Administrative Vice President

Acknowledged By:

WELLS FARGO BANK, N.A.

       as Master Servicer

By:   /s/ Peter A. Gobell

       Name:  Peter A. Gobell

       Title:    Vice President

SCHEDULE I

MORTGAGE LOAN SCHEDULE

EXHIBIT A

modifications to the basic Servicing Agreement

1.

The definition of Mortgage Loan Remittance Rate is hereby deleted and replaced with the following:

“‘Mortgage Loan Remittance Rate’ shall mean with respect to each Mortgage Loan the Mortgage Rate minus the sum of the Servicing Fee Rate.”

2.  The definition of Servicer Remittance Date is hereby deleted and replaced with the following:

“‘Servicer Remittance Date’ shall mean the 18th day of each month or, if such day is not a Business Day, the immediately following Business Day.”

3.  The definition of Servicing Fee Rate is hereby deleted and replaced with the following:

“‘Servicing Fee Rate’ with respect to each Mortgage Loan shall mean the per annum rate set forth on the Mortgage Loan Schedule attached as Schedule I hereto.”

4.  Section 2.1 of the Basic Servicing Agreement is hereby amended by (i) replacing the first reference to the “Owner” with a reference to the “Trustee,” (ii) redesignating clause (c) as clause (d), and (iii) adding the following as clause (c):

“the ownership of any Certificates by the Servicer or any Affiliate of the Servicer;”

5.  Section 2.2 of the Basic Servicing Agreement is hereby amended by deleting the words “and the written approval of the Owner.”

6.  Section 2.3(d) of the Basic Servicing Agreement is hereby amended by adding “and titled “Wachovia Bank, National Association, as Trustee for Bayview Financial 2004-A Trust” to the end of the first sentence, and by replacing the word “Owner” with “Master Servicer.”

7.  Section 2.3(f) of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “the Depositor, the Master Servicer and the Trustee.”

8.  Section 2.3(i) of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “Trustee.”

9.  Section 2.3(j) of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “the Master Servicer, the Trustee and the Certificateholders.”

10.  Section 2.3(k) of the Basic Servicing Agreement is hereby amended by (i) replacing the word “Owner” with “Trustee” and (ii) replacing the first proviso with the following proviso:

 “provided, however, that the Servicer shall not exercise any such right if either (i) the “due-on sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law (the reasonableness of such belief shall be conclusively established by an Opinion of Counsel, which may be in-house counsel, to the foregoing effect obtained at the expense of the Servicer and delivered to the Trustee and the Master Servicer) or (ii) the Servicer determines that such enforcement would not be in the best economic interest of the Certificateholders.”

11.  Section 2.3(l) of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “Trustee”.

12.  Section 2.3(m) of the Basic Servicing Agreement is hereby deleted in its entirety and replaced by the following:

“(m)  From time to time and as appropriate for the servicing, liquidation, or foreclosure of any Mortgage Loans, pursuant to the Custody Agreement, the Servicer shall request that the Custodian release to the Servicer, within five (5) Business Days, the Mortgage Files relating to such Mortgage Loans.  The Servicer shall return to the Custodian the Mortgage File so released when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.”

13.  Section 2.4 of the Basic Servicing Agreement is hereby deleted in its entirety and replaced by the following:

“Section 2.4.  Other.  The Servicer shall maintain in force at all times a blanket fidelity bond and a policy of errors and omissions insurance coverage acceptable to FNMA, FHA or VA at Servicer’s sole expense.  Such coverage shall provide the Trustee and the Master Servicer protection in liquidating a Mortgage Loan or REO Property against any loss that can be attributed to damage to the Mortgaged Property or REO Property from a hazard or peril required to be insured and that otherwise would be insured but for Servicer’s negligence in allowing insurance coverage to lapse or failing to keep a sufficient amount of insurance in force.  Upon request, the Servicer shall provide the Master Servicer with certificates evidencing such coverage.”

14.  Section 2.5(a) of the Basic Servicing Agreement is hereby deleted in its entirety and replaced by the following:

“(a)  On each Servicer Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to (I) the Master Servicer an amount (the “Remittance”) equal to (a) the sum of (i) all amounts deposited in the Custodial Account as of the close of business on the day immediately preceding the Servicer Remittance Date (net of (A) charges against and withdrawals from the Custodial Account permitted pursuant to Sections 2.3(d), 2.9, 3.1, or 3.2, as applicable and (B) any amounts relating to interest accrued and unpaid and principal due and unpaid prior to the Cut-off Date (“Pre-Cut-off Date Amounts”)), including any prepayment premiums and penalties collected during the related Due Period and (ii) all amounts deposited pursuant to Section 2.5(b) on such date; less (b) the sum of (i) any amounts attributable to Principal Prepayments (including Liquidation Proceeds, condemnation proceeds and Insurance Proceeds) or any Prepayments in Full received after the Principal Prepayment Period and (ii) any amounts attributable to Monthly Payments collected but due on any Due Date subsequent to the end of the related Due Period, and (II) Bayview, any Pre-Cut-off Date Amounts.”

15.

 The remainder of Section 2.5 is hereby amended by replacing the word “Owner” with “Master Servicer”.

16.

Section 2.5(c) of the Basic Servicing Agreement is hereby amended by deleting the phrase “without the written consent of Owner” and replacing it with the following:  “except in accordance with the Servicing Standard”.

17.

Section 2.5(f) of the Basic Servicing Agreement is hereby amended by deleting each reference to “15th day” and replacing it with “10th day”.

18.

Section 2.8 of the Basic Servicing Agreement is hereby deleted in its entirety and replaced by the following:

“2.8  Books and Records.  (a)  Upon the Master Servicer’s or the Trustee’s written request, the Servicer shall furnish a detailed statement of its financial condition, shall give the Master Servicer or the Trustee or its authorized representative opportunity upon notice at any time during its normal business hours to examine the Servicer’s books and records and operating procedures, or shall cause a nationally recognized certified public accountant selected and employed by the Servicer to provide the Trustee not later than one hundred twenty (120) days after the close of the Servicer’s fiscal year, with a certified statement of the Servicer’s financial condition as of the close of its fiscal year.  The Servicer shall make its servicing personnel available during regular business hours to respond to reasonable inquiries from the Master Servicer or the Trustee.  Any additional requests for loan audit or confirmations to be performed by the Servicer’s audit firm on the Mortgage Loans shall be at the sole expense of the requesting party.  The Servicer will keep records in accordance with industry standards pertaining to each Mortgage Loan, and such records shall be the property of the Trustee and upon termination of this Agreement shall be delivered to the Trustee at the Trustee’s expense.

(b)  The Servicer shall provide to the Trustee and the Master Servicer, and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations), access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.”

19.

Section 2.9 of the Basic Servicing Agreement is hereby deleted and replaced in its entirety with the following:

“2.9

Liquidation.  On each Servicer Remittance Date, together with all other reports and remittances required hereunder, the Servicer shall deliver to the Master Servicer a report of all Mortgage Loans that became Liquidated Mortgage Loans during the preceding Due Period.  Such report shall provide loan level detail and reconciliation of all payments and receipts with respect to such Mortgage Loan and the calculation of any Realized Losses and indemnification payments due to the Trust Fund with respect to such Mortgage Loan.  If, upon a Mortgage Loan becoming a Liquidated Mortgage Loan, it is determined that (a) the aggregate amount of all funds remitted to the Master Servicer with respect to such Liquidated Mortgage Loan under the terms of this Agreement (including all Monthly Payments, Delinquency Advances, Buydown Amounts, Insurance Proceeds, Liquidation Proceeds and Realized Losses actually remitted to the Master Servicer hereunder) exceeds (b) the sum of (i) all Monthly Payments actually remitted to the Master Servicer, (ii) the outstanding principal balance of the Mortgage Loan as of the date of liquidation, after application of the principal portion of any Monthly Payments due on or before such liquidation date, whether or not received, and (iii) interest at the Mortgage Loan Remittance Rate from the first day of the related Due Period to the last day of the related Due Period, then on the Servicer Remittance Date  following the last day of the month in which such Mortgage Loan becomes a Liquidated Mortgage Loan, the Servicer may reimburse itself such excess amount from the Custodial Account.

20.

Section 4.2(a) of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “the Master Servicer”.

21.

Sections 4.2(b), (c) and (d) of the Basic Servicing Agreement are hereby amended by replacing the word “Owner” with “Master Servicer”.

22.

The second paragraph of Section 4.3 is hereby amended by replacing the word “Owner” with “the Master Servicer and the Trustee” and by replacing the words “Section 4.4” with “the Pooling and Servicing Agreement”.

23.

Section 4.4 of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “Master Servicer”.

24.

Section 4.5 of the Basic Servicing Agreement is hereby deleted in its entirety and replaced with the following:

4.5  Reimbursement.  In connection with any termination of the Servicer or transfer of servicing, the Servicer shall remain entitled to any amounts reimbursable to it pursuant to Section 2.9 hereof.

25.

Section 6.1 of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “the Master Servicer”.

26.

Section 7.2 of the Basic Servicing Agreement is hereby amended by replacing the word “Owner” with “the Master Servicer” and by deleting the first sentence of Section 7.2(b) and replacing it with the following:

“Without limitation of any other provision of this Agreement, the Servicer hereby agrees to indemnify and be liable to the Trust Fund for all Losses incurred by the Trust Fund with respect to each Mortgage Loan in an amount not to exceed the unpaid principal balance of such Mortgage Loan plus any accrued and unpaid interest relating to such Mortgage Loan, including without limitation all Losses arising from or related to the default by a Mortgagor under the related Mortgage Note and Mortgage, whether or not the amount of such Losses are covered by Insurance Proceeds, Liquidation Proceeds or otherwise; provided, however, that such Losses shall not include any Losses attributable to the actions or failures to act of any previous servicers of the Mortgage Loans.”

27.

Section 8.1 of the Basic Servicing Agreement is hereby deleted and replaced in its entirety by the following:

“8.1.  Assignment and Subservicing.  (a)  This Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and the Master Servicer; provided, however, that this Agreement shall be assumed by any entity into which the Servicer may be merged or consolidated, or any entity succeeding to the business of the Servicer, subject only to the requirement that such successor entity shall satisfy all the requirements of Section 4.34 of the Pooling and Servicing Agreement.

(b)  The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans in accordance with this Agreement with any institution that is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement.  The Servicer shall be entitled to terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and to either directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer which qualifies hereunder.

(c)  Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Master Servicer, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of the Servicer.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(d)  In the event the Servicer shall for any reason no longer be the Servicer hereunder, the successor Servicer, on behalf of the Master Servicer and the Trustee, shall thereupon assume all of the rights and obligations of the Servicer under each subservicing agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any subservicing agreement in accordance with its terms.  The successor Servicer shall be deemed to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each subservicing agreement to the same extent as if the subservicing agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreements to the extent incurred prior to the replacement of the predecessor Servicer.  The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party. The Servicer shall, at its cost and expense, take such steps that may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor Servicer, including, but not limited to, the following:  (A) on or prior to the date of such transfer or within the period following such transfer that is prescribed by applicable FHA Regulations or VA Regulations, the Servicer shall complete all forms, take all actions required by FHA and VA, as applicable, in connection with such transfer of servicing, shall provide such notices to FHA and VA in connection therewith as are required under applicable FHA Regulations or VA Regulations, shall obtain all necessary approvals of FHA and VA for such transfer of  servicing, and shall provide evidence thereof (in form reasonably satisfactory to the Owner) to the Owner and to the successor Servicer.  To the extent that the Servicer is identified in the records of FHA as the mortgagee with respect to any Mortgage Loan, the Servicer shall take such actions as may be necessary or appropriate to cause the successor Servicer or the Owner (as directed by the Owner) to be so identified in the records of FHA.

(e)  As part of its servicing activities hereunder, the Servicer, for the benefit of the Master Servicer, the Trustee and the Certificateholders, shall enforce the obligations of each subservicer under the related subservicing agreement.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

(f)  Any subservicing agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such and not as an originator shall be deemed to be between the subservicer and the Servicer alone and none of the Master Servicer, the Trustee or the Certificateholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the subservicer in its capacity as such except as set forth in Section 8.1(d) above.”

28.

Section 8.5 of the Basic Servicing Agreement is hereby amended by replacing the words “Owner/Servicer” with “the Trustee”.

29.

Section 8.6 of the Basic Servicing Agreement is hereby amended by replacing the word “Florida” with “New York”.

30.

Section 8.8 of the Basic Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“8.8.  Waiver.  Either the Master Servicer, on behalf of the Trustee, or the Servicer may, upon written consent of both parties, by written notice to the other:  (a) waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and (b) waive or modify performance of any of the obligations of the other hereunder.  The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.”

31.

The following Section 8.12 is hereby added to the Basic Servicing Agreement:

“8.12.  Rights of Master Servicer and Trustee.  The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties, that the Master Servicer and the Trustee each receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement.  The Trustee and the Master Servicer shall each have the right to enforce the obligations of the parties hereto, including the right to enforce the obligations of the Servicer hereunder, to the extent provided in the Pooling and Servicing Agreement.”

32.

The following is hereby added to the bottom of Exhibit II-1:  Attached Additional Reports

33.

The reports attached hereto as Exhibit C are added to Exhibit II of the Basic Servicing Agreement.

EXHIBIT B

BASIC SERVICING AGREEMENT

EXHIBIT C

MONTHLY REPORTING FORMAT TO WELLS FARGO BANK

The format for the tape should be:

1.

Record length of 240

2.

Blocking factor of 07 records per block

3.

ASCII

4.

Unlabeled tape

5.

6250 or 1600 BPI (please indicate)

Field Name	Position	Length	“picture”
Master Servicer No.	001-002	2	“01”
Unit Code	003-004	2	“ “
Loan Number	005-014	10	X(10)
Borrower Name	015-034	20	X(20)
Old Payment Amount	035-045	11	S9(9)V9(02)
Old Loan Rate	046-051	6	9(2)V9(04)
Servicer Fee Rate	052-057	6	9(2)V9(04)
Servicer Ending Balance	058-068	11	S9(9)V9(02)
Servicer Next Due Date	069-076	8	CCYYMMDD
Curtail Amt 1 - Before	077-087	11	S9(9)V9(02)
Curtail Date 1	088-095	8	CCYYMMDD
Curtail Amt 1 - After	096-106	11	S9(9)V9(02)
Curtail Amt 2 - Before	107-117	11	S9(9)V9(02)
Curtail Date 2	118-125	8	CCYYMMDD
Curtail Amt 2 - After	126-136	11	S9(9)V9(02)
Curtail Amt 3 - Before	137-147	11	S9(9)V9(02)
Curtail Date 3	148-155	8	CCYYMMDD
Curtail Amt 3 - After	156-166	11	S9(9)V9(02)
New Payment Amount	167-177	11	S9(9)V9(02)
New Loan Rate	178-183	6	9(2)V9(04)
Index Rate	184-189	6	9(2)V9(04)
Remaining Term	190-192	3	9(3)
Liquidation Amount	193-203	11	S9(9)V9(02)
Action Code	204-205	2	X(02)
Scheduled Principal	206-216	11	S9(9)V9(02)
Scheduled Interest	217-227	11	S9(9)V9(02)
Scheduled Ending Balance	228-238	11	S9(9)V9(02)
FILLER	239-240	2	X(02)
Trailer Record:
Number of Records	001-006	6	9(06)
FILLER	007-240	234	X(234)

Field Names and Descriptions:

Field Name	Description
Master Servicer No.	Hard code as “01” used internally
Unit Code	Hard code as “ “ used internally
Loan Number	Investor’s loan number
Borrower Name	Last name of borrower
Old Payment Amount	P&I amount used for the applied payment
Old Loan Rate	Gross interest rate used for the applied payment
Servicer Fee Rate	Servicer’s fee rate
Servicer Ending Balance	Ending actual balance after a payment has been applied
Servicer Next Due Date	Borrower’s next due date for a payment
Curtailment Amount 1 - Before	Amount of curtailment applied before the payment
Curtailment Date 1	Date of curtailment should coincide with the payment date
applicable to the curtailment
Curtailment Amount 1 – After	Amount of curtailment applied after the payment
Curtailment Amount 2 - Before	Amount of curtailment applied before the payment
Curtailment Date 2	Date of curtailment should coincide with the payment date
applicable to the curtailment
Curtailment Amount 2 – After	Amount of curtailment applied after the payment
Curtailment Amount 3 - Before	Amount of curtailment applied before the payment
Curtailment Date 3	Date of curtailment should coincide with the payment date
applicable to the curtailment
Curtailment Amount 3 – After	Amount of curtailment applied after the payment
New Payment Amount	For ARM, Equal, or Buydown loans, when a payment change
occurs, this is the scheduled payment
New Loan Rate	For ARM loans, when the gross interest rate change occurs,
this is the scheduled rate
Index Rate	For ARM loans, the index rate used in calculating the new
gross interest rate
Remaining Term	For ARM loans, the number of months left on the loan used
to determine the new P&I amount
Liquidation Amount	The payoff amount of the loan
Action Code	For delinquent loans:
12 -- Relief Provisions
15 -- Bankruptcy/Litigation
20 -- Referred for Deed-in-lieu, short sale
30 -- Referred to attorney to begin foreclosure
60 -- Loan Paid in full
70 -- Real Estate Owned
Scheduled Principal	Amount of principal from borrower payment due to
bondholder
Scheduled Interest	Amount of interest from borrower payment due to bondholder
Scheduled Ending Balance	Ending scheduled balance of loan
FILLER	Should be filled with spaces

Wells Fargo Bank Master Servicing Default Reporting
DATA FIELD REQUIREMENTS

Data should be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name	Type	Character Size
Servicer Loan #	Number (Double)	10
Investor Loan #	Number (Double)	10
Servicer Investor #	Text	3
Borrower Name	Text	20
Address	Text	30
State	Text	2
Zip	Text	10
Due Date	Date/Time	8
Wells Fargo Action Code	Text	2
FC Approval Date	Date/Time	8
File Referred to Attorney	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Code	Number	2
Loss Mit Estimated Completion Date	Date/Time	8
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
Reason For Delinquency	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8
Servicer Comments	Text	200
Modification Exp. Date	Date/Time	8
FNMA Del. Status Code	Text	2
FNMA Del. Reason Code	Text	2
BK Discharge/Dismissal Date	Date/Time	8
Property Damage Date	Date/Time	8
Property Repair Amount	Currency	8
BK Hearing Date	Date/Time	8
POC Date	Date/Time	8
POC Amount	Currency	8
BK Case Number	Text	30 Maximum
Publication Date	Date/Time	8
F/C Sale Amount	Currency	8
Redemption Exp. Date	Date/Time	8
Property Value Date	Date/Time	8
Current Property Value	Currency	8
Repaired Property Value	Currency	8
BPO Y/N	Text	1
Current LTV	Currency	8
Property Condition Code	Text	2
Property Inspection Date	Date/Time	8
MI Cancellation Date	Date/Time	8
MI Claim Filed Date	Date/Time	8
MI Claim Amount	Currency	8
MI Claim Reject Date	Date/Time	8
MI Claim Resubmit Date	Date/Time	8
MI Claim Paid Date	Date/Time	8
MI Claim Amount Paid	Currency	8
Pool Claim Filed Date	Date/Time	8
Pool Claim Amount	Currency	8
Pool Claim Reject Date	Date/Time	8
Pool Claim Paid Date	Date/Time	8
Pool Claim Amount Paid	Currency	8
Pool Claim Resubmit Date	Date/Time	8
FHA Part A Claim Filed Date	Date/Time	8
FHA Part A Claim Amount	Currency	8
FHA Part A Claim Paid Date	Date/Time	8
FHA Part A Claim Paid Amount	Currency	8
FHA Part B Claim Filed Date	Date/Time	8
FHA Part B Claim Amount	Currency	8
FHA Part B Paid Date	Date/Time	8
FHA Part B Claim Paid Amount	Currency	8
VA Claim Filed Date	Date/Time	8
VA Claim Paid Date	Date/Time	8
VA Claim Paid Amount	Currency	8

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken.  The Action Codes are the following:

12-Relief Provisions (i.e. Sailors & Soldiers Relief Act)

15-Bankruptcy/Litigation

20-Loss Mitigation-Workout

30-Referred for Foreclosure

60-Payoff

65-Repurchase

70-REO-Held for Sale

71-Third Party Sale/Condemnation

72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards.  If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.

Action Code 15 – To report a borrower filing bankruptcy and for all active bankruptcies.

Action Code 20 - To report that the Borrower has agreed to some form of loss mitigation/workout.  Examples of these include Short Sale, Deed-in-Lieu of Foreclosure, Formal Forbearance Agreements, Modifications, etc.

Action Code 30 – To report a loan that has been referred to attorney for foreclosure.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  Also to be used for completed HUD/VA foreclosures where the property is pending conveyance to HUD/VA.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

Charge Off

·

DIL-

Deed-in-Lieu

·

FFA-

Formal Forbearance Agreement

·

MOD-

Loan Modification

·

PRE-

Pre-Sale

·

SS-

Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The RFD field should show the Reason for Default.  The acceptable codes below are; or we can accept FNMA Delinquency Reason Codes.

Delinquency Code	Delinquency Description
AB	Abandonment of property
AA	Arm Adjustment Problem
BK	Bankruptcy
06	Borrower Complaint
BOC	Borrower Out of Country
BU	Business Failure
CL	Casualty Loss
JC	Change in Job
CD	Chronic Delinquent
CSP	Chronic Slow Pay
CI	Commission Income
DIF	Death in Family
08	Deceased
00	Defective Loan
DT	Delinquent Property Tax
FIRE	Disability
DS	Disregard
DI	Divorce
DD	Domestic Difficulties
EA	Earthquake
ENV	Environmental
ECO	Excessive Credit Obligation
FA	Family Death
FE	Family Emergency
FI	Family Illness
FD	Financial Difficulty
05	Foreclosure or Borrower moved or skipped
FFP	Formal Forbearance Plan
FR	Fraud
G	Garnishment
HU	Hurricane
IT	Illegal Transfer
BI	Illness of Borrower
IP	Inability to Sell Property
IC	Incarcerated
IN	Income Reduction
LIT	Involved in Litigation
IRS	IRS Lien
JD	Judgement
LB	Language Barrier
LM	Legal Matter
LS	Legal Separation
MA	Marital Difficulties
ME	Medical
03	Medical/Illness in Family
MD	Mortgagor Death
Delinquency Code	Delinquency Description
ND	Natural Disaster
NC	No Contact with borrower
NSF	Non Sufficient Funds
09	Other
01	Over Obligated
OV	Overextended
PAD	Payment Dispute
PP	Payment Plan Established
POP	Payoff Pending
PE	Pending Sale
PS	Previous Servicer Problem
PB	Promise to Pay Broken
PR	Property Damage
PD	Property Devaluation
REFI	Refinance Pending
RELO	Relocation (Job Related)
JRP	Relocation (Personal)
RE	Rental
10	REO
SI	Seasonal Income
SE	Self Employed
SP	Servicing Problems
SR	Slow Receivables
02	Unemployed/Reduced Income
UE	Unemployment
UK	Unknown
UTP	Unwilling to Pay

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by:  __________________

Date:  _______________

Phone:  ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property

Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan

$ _______________(1)

Interest accrued at Net Rate

 ________________(2)

Attorney’s Fees

 ________________(3)

Taxes

 ________________(4)

Property Maintenance

 ________________(5)

MI/Hazard Insurance Premiums

 ________________(6)

Hazard Loss Expenses

 ________________(7)

Accrued Servicing Fees

 ________________(8)

Other (itemize)

 ________________(9)

_________________________________________

$ _________________

_________________________________________

 __________________

_________________________________________

 __________________

_________________________________________

 __________________

Total Expenses

$ ______________(10)

Credits:

Escrow Balance

$ ______________(11)

HIP Refund

________________(12)

Rental Receipts

________________(13)

Hazard Loss Proceeds

________________(14)

Primary Mortgage Insurance Proceeds

________________(15)

Proceeds from Sale of Acquired Property

________________(16)

Other (itemize)

________________(17)

_________________________________________

___________________

_________________________________________

___________________

Total Credits

$________________(18)

Total Realized Loss (or Amount of Gain)

$________________(19)

EXHIBIT D

SERVICER’S COMPLIANCE CERTIFICATE

Bayview Financial Securities Company, LLC

4425 Ponce de Leon Boulevard

4th Floor

Coral Gables, Florida 33146

Attention:  Bayview 2004-A

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Master Servicing Department, Bayview 2004-A

Reference is made to the Servicing Agreement dated as of March 1, 2004 (the “Agreement”), by and between M&T Mortgage Corporation, as servicer (the “Servicer”) and Wachovia Bank, National Association, as trustee (the “Trustee”).  I, [identify the certifying individual], a [TITLE] of the Servicer, hereby certify to Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Bayview Financial Securities Company, LLC, as depositor (the “Depositor”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered to the Depositor and the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement

3.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under the Agreement.

DATED as of __________________, 20___.

Very truly yours,

By: ________________________________

      Name:___________________________

      Title:____________________________

      Date:____________________________